                                                                   EXHIBIT 10.10

                       FOURTH LOAN MODIFICATION AGREEMENT

         THIS FOURTH LOAN MODIFICATION AGREEMENT (this "Agreement") is entered into as of April 29, 2003 by and between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and having a loan production office at One North Clematis Street, Suite 510, West Palm Beach, Florida 33401 and THE ULTIMATE SOFTWARE GROUP, INC., a corporation organized and in good standing in the State of Delaware ("Borrower"), whose address is 2000 Ultimate Way, Weston, Florida 33326.

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Loan and Security Agreement, dated November 29, 2001 (as may be amended from time to time, the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line, with a sublimit for Equipment Advances (the "Equipment Advance Sublimit"). Hereinafter, all obligations owing by Borrower to Lender shall be referred to as the "Obligations."

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement. Hereinafter, the Loan Agreement, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS. Borrower is in violation of Section 6.7(i) of the Loan Agreement for the month ending March 31, 2003 and has requested that Lender waive this violation. Accordingly, Lender hereby agrees to waive compliance with Section 6.7(i) for the period ending March 31, 2003 and Borrower and Lender further agree that effective as of the date hereof, Section 6.7(i) of the Loan Agreement is amended and restated in its entirety as follows:

         (i) QUICK RATIO. A ratio of Quick Assets to Current Liabilities of at least 1.75 to 1.00.

4. COMPLIANCE CERTIFICATE. EXHIBIT C (Compliance Certificate) to the Loan Agreement is replaced in its entirety with EXHIBIT C attached hereto.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. PAYMENT OF LOAN FEE. In consideration of Lender's agreement to enter into this Agreement, the Borrower shall pay to Lender on the date hereof a loan fee in the amount of Two Thousand Dollars ($2,000) (the "Loan Fee") plus all out-of-pocket expenses, including, without limitation, Lender's attorneys' fees. The Loan Fee is considered earned when paid and is not refundable.

7. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Obligations.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Obligations pursuant to this Agreement in no way shall obligate Lender to make any future modifications to the Obligations. Nothing in this Agreement shall constitute a satisfaction of the Obligations. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Agreement. The terms of this paragraph apply not only to this Agreement, but also to all subsequent loan modification agreements.

9. CONDITIONS. The effectiveness of this Agreement is conditioned upon Borrower's payment of the Loan Fee and all fees required under Section 6 of this Agreement.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]



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         This Agreement is executed as of the date first written above.

BORROWER:                                        LENDER:

THE ULTIMATE SOFTWARE GROUP, INC.                SILICON VALLEY BANK


By:   /s/ MITCHELL K. DAUERMAN                    By:  /s/ CHRISTOPHER L. JONES
    ----------------------------------------          --------------------------
Name: MITCHELL K. DAUERMAN                        Name: CHRISTOPHER L. JONES
      --------------------------------------            -----------------------
Title: CHIEF FINANCIAL OFFICER AND TREASURER      Title: SENIOR VICE PRESIDENT
       -------------------------------------             ----------------------


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                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK
                  3003 Tasman Drive
                  Santa Clara, CA 95054

FROM:             The Ultimate Software Group, Inc.

         The undersigned authorized officer of The Ultimate Software Group, Inc. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


REPORTING COVENANT                                            REQUIRED                       COMPLIES
------------------                                            --------                       --------

Monthly financial statements + CC                             Monthly within 30 days         Yes     No
Annual (Audited)                                              FYE within 120 days            Yes     No
A/R Agings (when borrowing)                                   Monthly within 30 days         Yes     No
Borrowing Base Certificate (when borrowing)                   Monthly within 30 days         Yes     No


FINANCIAL COVENANT                          REQUIRED                   ACTUAL                COMPLIES
------------------                          --------                   ------                --------

Maintain on a Monthly Basis:
    Minimum Quick Ratio                       1.75:1.00                 _____:1.00            Yes    No
    Minimum Liquidity                       $12,000,000                $_____                 Yes    No

Have there been updates to Borrower's intellectual property, if appropriate?                  Yes    No
Has Borrower added any new offices or business locations since the prior
compliance certificate?                                                                       Yes    No


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                    BANK USE ONLY


Received by:
             ---------------------------------------
                  AUTHORIZED SIGNER


Date:
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Verified:
          ------------------------------------------
                  AUTHORIZED SIGNER


Date:
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Compliance Status:                        Yes     No
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COMMENTS REGARDING EXCEPTIONS:  See Attached.

Sincerely,


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